SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 10, 2003


                           SPECTRASITE HOLDINGS, INC.
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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         (State or other jurisdiction of incorporation or organization)


               0-27217                               56-2027322
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        (Commission File Number)       (I.R.S. Employer Identification Number)


                            100 REGENCY FOREST DRIVE
                                    SUITE 400
             CARY, NORTH CAROLINA                          27511
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           (Address of principal executive offices)     (Zip Code)


                                 (919) 468-0112
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              (Registrant's telephone number, including area code)



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.
         --------------------------

         As previously reported, on November 15, 2002, SpectraSite Holdings, Inc. (the "Company") filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of North Carolina, Raleigh Division (the "Bankruptcy Court") to implement a prenegotiated financial restructuring pursuant to the Company's Plan of Reorganization (the "Plan") and on January 28, 2003, the Bankruptcy Court entered an order confirming the Plan. None of the Company's direct or indirect subsidiaries were parties to the chapter 11 case or any related bankruptcy, reorganization or liquidation proceedings.

         The Plan became effective on February 10, 2003 (the "Effective Date") at which time, pursuant to the Plan, the Company: (a) filed its Third Amended and Restated Certificate of Incorporation in Delaware; (b) entered into employment agreements with Stephen H. Clark, its chief executive officer, David
P. Tomick, its chief financial officer and Timothy G. Biltz, its chief operating officer; (c) began issuing (i) 23.75 million shares of common stock, par value $.01 per share (the "Common Stock"), of which 162,915 shares are subject to delayed delivery and (ii) warrants to purchase 1.25 million shares of Common Stock pursuant to a Warrant Agreement between the Company and EquiServe Trust Company, N.A., as warrant agent; (d) entered into a Registration Rights Agreement between the Company and certain holders of its Common Stock; and (e) cancelled all the Company's previously outstanding public debt and equity securities.

         In addition, on the Effective Date the Company's Second Amended and Restated By-Laws and its 2003 Equity Incentive Plan became effective.

         A copy of the Third Amended and Restated Certificate of Incorporation, Second Amended and Restated By-laws, the employment agreements, the Registration Rights Agreement, the Warrant Agreement, the 2003 Equity Incentive Plan and a press release issued by the Company announcing the Effective Date and its related events are attached to this report as Exhibits 2.1, 2.2, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 99.1 and are incorporated herein by reference.

         Information as to the assets and liabilities of the Company were provided in the Proposed Disclosure Statement filed as Exhibit 99.2 to the Company's Current Report on Form 8-K, dated November 19, 2002 and is incorporated herein by reference.

         The forecasted financial results and other forward-looking statements contained in the Proposed Disclosure Statement are based on estimates and assumptions that are inherently uncertain and, though considered reasonable by the Company, are subject to significant business, economic and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the control of the Company. Accordingly, there can be no assurance that the forecasted results or such other forward-looking statements will be realized. Moreover, it is entirely possible that the actual results obtained will be significantly different than the forecasted financial statements contained in the Proposed Disclosure Statement contemplate.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (a)      Financial statements of businesses acquired.

         None.

         (b)      Pro forma financial information.

         None.

         (c) Exhibits.

         2.1 Third Amended and Restated Certificate of Incorporation of the Registrant.


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         2.2      Second Amended and Restated By-laws of the Registrant.

         10.1 Employment Agreement, dated as of February 10, 2003, by and among the Registrant, SpectraSite Communications, Inc. and Stephen H. Clark.

         10.2 Employment Agreement, dated as of February 10, 2003, by and among the Registrant, SpectraSite Communications, Inc. and David P. Tomick.

         10.3 Employment Agreement, dated as of February 10, 2003, by and among the Registrant, SpectraSite Communications, Inc. and Timothy G. Biltz.

         10.4 Warrant Agreement, dated as of February 10, 2003, by and between the Registrant and EquiServe Trust Company, N.A., as warrant agent.

         10.5 Registration Rights Agreement, dated as of February 10, 2003, by and among the Registrant and the Holders (as defined therein).

         10.6     2003 Equity Incentive Plan of the Registrant.

         99.1     Press Release, dated February 10, 2003.

         99.2 Proposed Disclosure Statement with respect to the Proposed Plan of Reorganization of SpectraSite Holdings, Inc. under chapter 11 of the Bankruptcy Code (incorporated by reference to Exhibit 99.2 of the Registrant's Current Report on Form 8-K, filed on November 19, 2002).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SPECTRASITE, INC.

Dated:     February 11, 2003              By: /s/ David P. Tomick
                                              ---------------------------------
                                                  David P. Tomick
                                                  Executive Vice President and
                                                  Chief Financial Officer


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EXHIBIT INDEX
-------------

         2.1 Third Amended and Restated Certificate of Incorporation of the Registrant.

         2.2      Second Amended and Restated By-laws of the Registrant.

         10.1 Employment Agreement, dated as of February 10, 2003, by and among the Registrant, SpectraSite Communications, Inc. and Stephen H. Clark.

         10.2 Employment Agreement, dated as of February 10, 2003, by and among the Registrant, SpectraSite Communications, Inc. and David P. Tomick.

         10.3 Employment Agreement, dated as of February 10, 2003, by and among the Registrant, SpectraSite Communications, Inc. and Timothy G. Biltz.

         10.4 Warrant Agreement, dated as of February 10, 2003, by and between the Registrant and EquiServe Trust Company, N.A., as warrant agent.

         10.5 Registration Rights Agreement, dated as of February 10, 2003, by and among the Registrant and the Holders (as defined therein).

         10.6     2003 Equity Incentive Plan of the Registrant.

         99.1     Press Release, dated February 10, 2003.

         99.2 Proposed Disclosure Statement with respect to the Proposed Plan of Reorganization of SpectraSite Holdings, Inc. under chapter 11 of the Bankruptcy Code (incorporated by reference to Exhibit 99.2 of the Registrant's Current Report on Form 8-K, filed on November 19, 2002).